UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2003


                            Zhone Technologies, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                       000-50263              94-3333763
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
     incorporation)                                          Identification No.)


         7001 Oakport Street
         Oakland, California                                      94621
  (Address of principal executive offices)                     (Zip Code)

                                 (510) 777-7000
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits.


(c)      Exhibits



99.1 Press Release dated October 13, 2003 regarding the restatement of financial information for Zhone Technologies, Inc. ("Zhone") for the fiscal year ended December 31, 2002 and for the six months ended June 30, 2003


Item 12.  Results of Operations and Financial Condition.



     On October 13, 2003, Zhone issued a press release announcing that it has restated its previously reported financial results for the fiscal year ended December 31, 2002 and for the six months ended June 30, 2003 to reflect increased stock based compensation charges. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The information furnished in this Item 12 and Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be deemed to be incorporated by reference into any filing with the SEC made by Zhone whether before or after the date hereof, regardless of any general incorporation language contained in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Zhone Technologies, Inc.

Date:  October 13, 2003
                                                    By:
                                                       -------------------------
                                                       Morteza Ejabat
                                                       Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT  DESCRIPTION
-------  -----------


99.1 Press Release dated October 13, 2003 regarding the restatement of financial information for Zhone Technologies, Inc. for the fiscal year ended December 31, 2002 and for the six months ended June 30, 2003